UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 17, 2014

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2014, Michael W. Rayden, the President and Chief Executive Officer of Tween Brands, Inc. (“Tween Brands”), a subsidiary of Ascena Retail Group, Inc. (the “Company”), and a named executive officer of the Company, informed the Company of his intention to retire. On October 20, 2014, the Company, Tween Brands and Mr. Rayden entered into a retirement agreement and release (the “Retirement Agreement”) pursuant to which Mr. Rayden will retire from his employment with Tween Brands and resign from the boards of directors of the Company and Tween Brands on January 24, 2015 or such earlier date as mutually agreed to between Mr. Rayden and the Company. Mr. Rayden will continue to perform his normal duties through his retirement date. Mr. Rayden, age 66, has held the position of President and Chief Executive Officer of Tween Brands since the Company’s acquisition of Tween Brands in 2009.

Mr. Rayden will receive his long-term performance bonus based on the EBITDA of Tween Brands in accordance with the terms and conditions of his employment agreement with Justice, which became effective April 23, 2010 (the “Employment Agreement”). In addition, subject to and conditioned upon Mr. Rayden’s execution and non-revocation of the Retirement Agreement and the supplemental release contemplated thereunder, Mr. Rayden will be entitled to a payment upon the termination of his employment pursuant to the terms and conditions of the Employment Agreement and, pursuant to the terms and conditions of the Retirement Agreement, a payment equal to the bonus payment he would have been eligible to receive for the Company’s fall 2015 semi-annual period if he had remained employed on the date that such payments are otherwise paid.

The foregoing description of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the Retirement Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. In addition, a copy of the press release issued by the Company on October 20, 2014 announcing Mr. Rayden’s intention to retire is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

10.1	Retirement Agreement and Release among Ascena Retail Group, Inc., Tween Brands, Inc. and Michael W. Rayden, dated October 20, 2014.

99.1	Press Release issued by Ascena Retail Group, Inc. on October 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: October 20, 2014	By:	/s/ Gene Wexler
Gene Wexler
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No	Description

10.1	Retirement Agreement and Release among Ascena Retail Group, Inc., Tween Brands, Inc. and Michael W. Rayden, dated October 20, 2014.

99.1	Press Release issued by Ascena Retail Group, Inc. on October 20, 2014.